SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 3, 2008

UNITED NATURAL FOODS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-21531	05-0376157
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Lake Road
Dayville, CT 06241
(Address of Principal Executive Offices) (Zip Code)

(860) 779-2800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.      Regulation FD Disclosure.

On March 3, 2008, United Natural Foods, Inc. (the “Company”) issued a press release announcing Robert A. Sigel’s retirement as President of Specialty Distribution of the Company and President of Millbrook Distribution Services, Inc., which was acquired by the Company in November 2007, and the appointment of Casey Van Rysdam as the President of Specialty Foods.  A copy of this press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01.      Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: Not Applicable

(b)	Pro Forma Financial Information: Not Applicable

(c)	Shell Company Transactions: Not Applicable

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 3, 2008: United Natural Foods, Inc. Announces Retirement of President of Specialty Distribution; Appoints New President of Specialty Foods.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Natural Foods, Inc.

By: /s/ Mark E. Shamber
                                    Mark E. Shamber
                                    Vice President and Chief Financial Officer

Date:  March 3, 2008